NASDAQ: NBS | 1 Investor Presentation NASDAQ: NBS August 2013 Transforming how we treat chronic disease

NASDAQ: NBS | 2 Forward-Looking Statements This presentation includes “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation on Form 10-K, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “plan,” “intend,” “may,” “will,” “expect,” “believe,” “could,” “anticipate,” “estimate,” or “continue” or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward-looking statements are expressed differently. Additionally, statements regarding the future of the regenerative medicine industry and the role of stem cells and cellular therapy in that future, our ability to successfully develop and grow our business, including with regard to our research and development and clinical evaluation efforts and future marketing and sales in respect of AMR-001 and other cell therapies, the marketing and performance of our contract development and manufacturing business and our adult stem cell collection, processing and storage business are forward looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements, including with respect to the successful execution of the Company's strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage our business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements, the funding of our clinical trials for AMR- 001, and the commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of our business; (iv) our ability to integrate our acquired businesses successfully and grow such acquired businesses as anticipated, including expanding our PCT business into Europe; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of our business; (ix) whether any of our current or future patent applications result in issued patents, the scope of those patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) the results of our development activities, including our current Phase 2 clinical trial of AMR-001; (xii) our ability to complete our Phase 2 clinical trial of AMR-001(or initiate future trials) in accordance with our estimated timeline due to delays associated with enrolling patients due to the novelty of the treatment, the size of the patient population and the need of patients to meet the inclusion criteria of the trial or otherwise; and (xiii) the other factors discussed in “Risk Factors” and elsewhere in this presentation and in the Company's other periodic filings with the Securities and Exchange Commission (the “SEC”) which are available for review at www.sec.gov under “Search for Company Filings.” All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

NASDAQ: NBS | 3 Unsustainable Growth in US Health Care Costs • $2.7 Trillion spent annually on health care1 • 80% associated with chronic conditions2 o Cardiovascular disease: $445B+ today, $1T+ by 20303 o Diabetes: $174B+ today, $300B+ by 20254 We need to move paradigm from treatment of chronic disease to cure through regenerative medicine 1) Center for Medicare and Medicaid 2) “Chronic disease and medical innovation in an aging nation” www.silverbook.org 3) American Heart Association, Policy Statement January 24, 2011 4) American Diabetes Association

NASDAQ: NBS | 4 Regenerative Medicine • Repair or replace damaged tissue and restore function • Novel regenerative therapies that hold possibility to: Improve clinical outcomes Reduce overall healthcare costs

NASDAQ: NBS | 5 Regenerative Medicine Platform Autoimmune Disorders Cardiovascular Disease NeoStem Develops Therapies for Chronic Unmet Medical Needs • Significant IP Portfolio… • …and a revenue generating service division CDMO TM

NASDAQ: NBS | 6 The Revenue Side of the Business…

NASDAQ: NBS | 7 Progenitor Cell Therapy • Recognized contract development and manufacturing organization (East and West Coast operations) • Development and delivery of high quality, cost-efficient, and effective therapeutics can be leveraged by state-of-the-art manufacturing and regulatory expertise

NASDAQ: NBS | 8 Experience: • 100+ clients served and growing • 30+ tech transfers • 30,000+ products manufactured • 18,000+ products stored • 14,000+ products shipped for clinical use • 50+ US and EU regulatory filings successfully completed PCT is the only contract manufacturing organization to have worked with a client’s product (Provenge®) through all phases of clinical trials and ultimately to FDA approval 15 Year Track Record of Success

NASDAQ: NBS | 9 Mountain View, California (25,000 ft2) ISO Class 7 / Class 10,000 suites Allendale, New Jersey (30,000 ft2) ISO Class 7 / Class 10,000 suites ISO Class 6 / Class 1,000 suite • cGMP/GLP accredited and certified Facilities 15 Year Track Record of Success • Ability to serve clients and patients across the US • Large and small companies in the cell therapy industry outsource services for all or part of their manufacturing needs to improve efficiencies and profitability and to reduce capital investment

NASDAQ: NBS | 10 • Establish opportunities for early partnering relationships with goals of commercial manufacturing, equity participation and back-end royalties • Automation initiatives focused on lowering cost of goods and increasing gross profits • Initiatives being pursued to expand commercial manufacturing in the US and Europe Manufacturing Growth Plans

NASDAQ: NBS | 11 Low Complexity Product Medium Complexity Product High Complexity Product Pre-clinical Drug Discovery Contracts Phase 2 Clinical Trial Manufacturing Contract Phase 1 Clinical Trial Manufacturing Contract Phase 3 Clinical Trial Manufacturing Contract Commercial Manufacturing Contract 12 to 18 Month Engagement $50,000 to $250,000 12 to 24 Month Engagement $250,000 to $500,000 24 to 36 Month Engagement $500,000 to $1,000,000 6 to 12 Month Eng. 5 to 25 Units Produced $250,000 to $750,000 12 to 18 Month Eng. 25 to 50 Units Produced $625,000 to $1,250,000 12 to 24 Month Eng. 50 to 100 Units Produced $1,000,000 to $2,000,000 12 to 18 Month Eng. 25 to 50 Units Produced $625,000 to $1,250,000 12 to 24 Month Eng. 100 to 200 Units Mfg. $2,000,000 to $4,000,000 18 to 36 Month Eng. 200 to 400 Units Mfg. $3,000,000 to $6,000,000 12 to 18 Month Eng. 50 to 100 Units Produced $1,000,000 to $2,000,000 24 to 48 Month Eng. 200 to 400 Units Mfg. $3,000,000 to $6,000,000 24 to 48 Month Eng. 400 to 1,000 Units Mfg. $4,000,000 to $10,000,000 Est. Peak Annual Sales 2,500 to 5,000 Units $38M to $75M / Yr. Est. Peak Annual Sales 10,000 to 25,000 Units $80M to $200M / Yr. Est. Peak Annual Sales 25,000 to 50,000 Units $125 to $250M / Yr. *Based on industry experience and estimated potential future commercial manufacturing needs. Examples of Contract Services Potential from Conception to Commercialization* Cell Therapy Manufacturing Customer Profiles

NASDAQ: NBS | 12 Building the Best in Class Cell Therapy Pipeline…

NASDAQ: NBS | 13 Cardiovascular disease Autoimmune disorders Regenerative medicine platform Built for Success in Regenerative Medicine • Acute myocardial infarction – Phase 2 • Congestive heart failure – Preparing for Phase 1b/2a • Traumatic brain injury – Preclinical • Type 1 diabetes – Phase 2 ready • Steroid resistant asthma – Preparing for Phase 1b/2a • Organ transplant tolerance – Preparing for Phase 2 • Periodontitis – IND to be filed • Macular degeneration – Preclinical • Osteoporosis – Preclinical • Acute radiation syndrome – Preclinical • Wound healing - Preclinical

NASDAQ: NBS | 14 High Cost of Cardiovascular Disease $2.7 trillion dollars is spent annually on health care costs, currently 18% of US GDP Cardiovascular disease costs over $445 billion today, Projected to increase to $1 trillion by 2030

NASDAQ: NBS | 15 AMR-001 Brings Repair System to the Heart in Order to Preserve Function After a STEMI CD34⁺CXCR4+ Cells are a natural repair mechanism

NASDAQ: NBS | 16 • A consequence of inadequate perfusion (microvascular insufficiency) after a heart attack is apoptosis and progressive cardiomyocyte loss in the peri- infarct zone, leading to infarct expansion • STEMI patients are at risk of a progressive deterioration in heart muscle function that leads to arrhythmia, recurrent myocardial infarction, congestive heart failure and premature death The Peri-Infarct Zone Becomes the Infarct

Phase 1 Trial Design for AMR-001

Indication	Post-AMI with LVEF ≤50% and wall motion abnormality in the myocardium of the IRA
Primary Endpoint	Safety in post-AMI patients
Other Endpoints	RTSS* (Perfusion); LVEF; ESV; SDF mobility
Key Inclusion Criteria	Confirmation of ST Elevation MI; Ejection fraction ≤ 50% 96 hours post stenting
Dosing Frequency	Single dose
Groups and Randomization	3 dose cohorts (5, 10, 15 million cells, randomized 1:1, open-label)
Number of Subjects	N=31
Number of Sites	4 (incl. Emory University, Texas Heart Institute, Vanderbilt, Cincinnati)
Geography	United States
Trial Duration	6 months

Day 1: Ventriculography



Day 4: CMR



Day 5-8:
6-8 Hour Cell Separation Process



Day 6-10:
Injection into the IRA


Syringe Containing AMR-001
LAD
Balloon Catheter
Infarcted Zone

NeoStem
NASDAQ: NBS | 17

Phase 1 Trial Results Summary

Dose Response Correlated with Mobile CD34+ Cells



10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
0.00E+00
5.00E+05
1.00E+06
1.50E+06
2.00E+06
2.50E+06
3.00E+06
Δ Infarct % LVmass
R² = 0.4971
P = .015

Increasing doses of CD34+/ SDF-1 mobile cells reduced the size of the infarct region by CMR

Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells



400
200
0
-200
-400
-600
-800
-1000
0.00E+00
5.00E+05
1.00E+06
1.50E+06
2.00E+06
2.50E+06
3.00E+06
Δ RTSS
R² = 0.4539
P = .011

Increasing doses of CD34+/ SDF-1 mobile cells reduced RTSS indicating improved perfusion

Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells

RTSS (Hypoperfusion)

Cohort	Base Line	6 months	Delta	% Change
Control	259.0	273.5	+14.5	**+5.6**
5M Cells	714.2	722.0	+7.8	**+1.1**
10M Cells	998.6	635.8	-362.8	**-36.4**
15M Cells	584.0	462.0	-122.0	**-20.9**

DSMB determined that no adverse events were related to therapy

Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion

NeoStem NASDAQ: NBS | 18

NASDAQ: NBS | 19 Effect of AMR-001 on Left Ventricular Function: Results of Phase 1 Trial Quyyumi AmHtJ 2011 and data on file 0 20 40 60 0 5 10 15 CD34+ cells (millions) % of individuals with decrease in left ventricular ejection fraction (LVEF) Threshold No individuals showed a decrease in LVEF

NASDAQ: NBS | 20 PreSERVE-AMI Phase 2 Study Indication Post-AMI preservation of cardiac function Design Double blinded, placebo controlled, randomized (1:1) Primary Endpoint Change in cardiac perfusion (RTSS by SPECT) from baseline to 6 months Other Endpoints Secondary endpoints to determine preservation of cardiac function and clinical events: • CMR to measure LVEF, LVESV, LVEDV, regional myocardial strain, infarct/peri-infarct regional wall motion abnormalities, and infarct size (baseline and 6 months) • Quality of Life measures: (KCCQ & SAQ) • Reduction in cumulative MACE and other adverse clinical cardiac events at 6, 12, 18, 24, and 36 months Treatment Single dose. Minimum dose for release >10MM cells Location and Number of Subjects United States, 60+ centers, 160 patients will be treated

NASDAQ: NBS | 21 Intellectual Property • Broad and growing patent portfolio supports cardiac and other ischemic conditions • 4 issued US composition of matter and methods patents: • U.S. 7,794,705: Issued 9/14/2010. Indication: Cardiac: Post AMI early and late • U.S. 8,088,370: Issued 1/3/2012. Indication: Any vascular injury: Post vascular insufficiency • U.S. 8,343,485: Issued 1/1/2013. Indication: Any vascular injury: Post vascular insufficiency • U.S. 8,425,899: Issued 4/23/2013. Indication: Progressive myocardial injury: Post AMI • 8 issued OUS composition of matter and method patents: • Japan, South Africa, Malaysia, Philippines, Canada, Russia • Patent Applications: 24 active US and OUS patents pending • Issued and pending claims can be applied to other conditions caused by underlying ischemia, including: chronic myocardial ischemia post-AMI, congestive heart failure, critical limb ischemia and ischemic brain injury

NASDAQ: NBS | 22 Scientific Advisory Board Andrew L. Pecora, MD, FACP, CPE SAB Administrative Chairman Chief Scientific Officer, Amorcyte Hackensack University Medical Center Eugene Braunwald, MD, FRCP Brigham & Women’s Hospital Bernard J. Gersh, MD, ChB, DPhil, FRCP The Mayo Clinic Dean J. Kereiakes, MD, FACC The Christ Hospital Heart of Greater Cincinnati Douglas L. Mann, MD, FACC Washington University School of Medicine Emerson C. Perin, MD, PhD, FACC Texas Heart Institute Bertram Pitt, MD University of Michigan School of Medicine Arshed Quyyumi, MD, FRCP, FACC, Principal Investigator, PreSERVE Trial Emory University School of Medicine Edmund K. Waller, MD, PhD, FACP Emory University School of Medicine James T. Willerson, MD University Texas Health Science Center Joseph Wu, MD, PhD Stanford University School of Medicine

NASDAQ: NBS | 23 What’s Next? Congestive Heart Failure CHF 660,000 5,800,000 American Heart Association 23,000,000 20,000,000 Case Western University Incidence Prevalence Prevalence

NASDAQ: NBS | 24 CD34+ Stem Cell Therapy Yields Meaningful Clinical Benefits in Dilated Cardiomyopathy Adapted from Vrtovec et al, Circ Res published online 10/12/12

NASDAQ: NBS | 25 Treg Cells to Restore Immune Balance • Partnership with Becton Dickinson (20% ownership of Athelos) • Immune-mediated diseases, such as graft-versus-host-disease (GVHD), autoimmune disorders, such as type 1 diabetes and multiple sclerosis, and allergic conditions, are a result of an imbalance between T-effector cells and T-regulatory cells (Treg) Treg therapy represents a novel approach for restoring immune balance by enhancing T-regulatory cell number and function1 1) Chai, Jian-Guo et al, Journal of Immunology 2008; 180;858-869

NASDAQ: NBS | 26 Treg Cells to Restore Immune Balance (cont.) • Ongoing collaboration with Drs. Jeffrey Bluestone and Qizhi Tang (UCSF) for treatment of: • type 1 diabetes • steroid resistant asthma • organ transplant rejection • Exclusive rights to more than 20 issued patents covering: • isolation • activation • expansion • methods of treating or preventing certain conditions and/or diseases using Tregs

NASDAQ: NBS | 27 Scientific Advisory Board Robert A. Preti, PhD, SAB Administrative Chairman CSO of NeoStem and President of PCT Jeffrey Bluestone, PhD University of California, San Francisco, Diabetes Center David A. Horwitz, MD University of Southern California Robert Korngold, PhD Hackensack University Medical Center Robert S. Negrin, MD Stanford University David Peritt, PhD Hospira Noel L. Warner, PhD BD Biosciences

NASDAQ: NBS | 28 • Our early stage research has identified cells in human blood and bone marrow that show evidence of the potential for multilineage differentiation (very small embryonic-like (VSELTM) stem cells) • Preliminary data in pre-clinical animal models have indicated that highly enriched human VSELs™ are able to integrate, differentiate and potentially regenerate • Treatment indications being explored include macular degeneration, osteoporosis, cardiac, acute radiation syndrome, and wounds Regenerative Medicine Potential Bone mesoderm Neuron ectoderm Pancreas endoderm VSELs™

NASDAQ: NBS | 29 • Pre-clinical work financed largely by grants and DOD funding • NeoStem has 7 families of patents pending for method of treatment claims that dovetail with the indications that we are pursuing o Total Active Grants Awarded: $4,596,676 o Total Grants Pending: $150,000 o Additional grants have been submitted Regenerative Medicine Potential

NASDAQ: NBS | 30 Human VSELs™ Accelerate Healing in a SCID Mouse Complex Tail Wound Model Preliminary data suggest that VSELs™ may be more effective in accelerating healing than mesenchymal stromal cells in a preclinical model of severe complex wounds % R e -ep it he lia liz at io n p < 0.05 Days Post-wounding VSELs vs. MSCs % R e -epi thel ia liz at io n 2,500 human VSELS 500,000 human MSCs Fibrin Control

Preliminary Data Suggest Human VSELs™ Injected into a Mouse Sub-Retinal Space Integrate and Show Differentiation Potential *in situ*



PKH-26/Recoverin
PKH-26 positive cells co-labeled with Recoverin (400x).
GCL
INL
ONL
RPE
PKH-26/rhodopsin
PKH-26 positive cells co-labeled with rhodopsin (400x).
GCL
INL
ONL
RPE

Eminli, S. et al. Exploring the use of human very small embryonic-like stem cells (VSELs) isolated from adult peripheral blood for therapy of dry age-related macular degeneration (AMD). ISSCR 2012 Annual Meeting, Yokohama, Japan. Poster presentation.

NeoStem NASDAQ: NBS | 31

NASDAQ: NBS | 32 Academic Collaborators Vincent Falanga, MD Boston University Kameran Lashkari, MD Schepens Eye Institute, Harvard Medical School Song Li, PhD University of California, Berkeley Mariusz Ratajczak, MD, PhD, DSci University of Louisville Russell Tacihman, DMD, DMSc University of Michigan

NASDAQ: NBS | 33 Key Executives Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – Wharton  Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)  Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Larry May Chief Financial Officer  BS Business Administration – University of Missouri  Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl  Extensive experience building accounting, finance and IT operations Andrew L. Pecora, MD, FACP Chief Visionary Officer, CMO of PCT, CSO of Amorcyte  MD – University of Medicine and Dentistry of New Jersey  Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center Douglas W. Losordo, MD, FACC, FAHA Chief Medical Officer  MD – University of Vermont  Leader in cell therapy research; Renowned cardiologist; Adjunct Professor in Medicine, Northwestern University  Former VP, New Therapies Development Regenerative Medicine, Baxter & Former Director, Feinberg Cardiovascular Research Institute Robert A. Preti, PhD Chief Scientific Officer President of PCT  PhD and MS in Cellular Biology / Hematology - New York University  One of the country’s leading authorities on cell engineering and the principal investigator for a number of clinical trials relating to stem cell transplantation  10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory Stephen W. Potter, MBA Executive Vice President  BS – University of Massachusetts; MBA - Harvard Business School  Biotech and pharma experience: Osiris Therapeutics (approval of Prochymal®, first-ever stem cell drug therapy), Genzyme, DuPont Pharmaceuticals, Booz Allen & Hamilton Timothy C. Fong, PhD, MBA VP, Technology & Product Development of PCT  PhD in Immunology – UCLA, MBA – Saint Mary’s College  Recently Technical Director Cell Therapy at BD Biosciences  Over 18 years experience in drug development; Has led R&D groups in cell and gene therapies from discovery research to clinical trials Jonathan Sackner-Bernstein, MD, FACC VP of Clinical Development and Regulatory Affairs  MD – Jefferson Medical College  Internationally recognized clinical researcher in cardiology  20 years experience in clinical practice, medical research and healthcare management  FDA background as past Associate Director for Technology and Innovation; Former CMO at Clinilabs, a clinical research organization Martin E. Schmieg VP, Corporate Development  BA – LaSalle University  Expertise in bus dev for health care product and med tech companies  Formerly President of Nuvilex, Inc., President and CEO of Freedom2, Inc.  Selected transactions include multi-billion dollar sale of Advanced Bionics Corp. to Boston Scientific & development and market launch of the Cytoscan instrument

NASDAQ: NBS | 34 Board of Directors Robin Smith, MD, MBA CEO & Chairman of the Board · MD – Yale; MBA – Wharton · Formerly President & CEO IP2M, EVP & CMO HealthHelp · Experience - Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Richard Berman (Independent) · Over 35 years of venture capital, management, M&A experience · Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers Drew Bernstein, CPA (Independent) · BS – University of Maryland Business School · Licensed in State of New York; member AICPA, NYSSCPA and NSA · Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor Martyn Greenacre, MBA (Independent) · BA – Harvard College; MBA – Harvard Business School · Experience – Board and executive positions for multiple biopharmaceutical companies; Former CEO of Delsys Pharmaceutical Corporation and Zynaxis Inc; Chairman of the Board of BMP Sunstone Corporation Steven Myers (Independent) · BS Mathematics – Stanford University · Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs Andrew Pecora, MD, FACP · MD — University of Medicine and Dentistry of New Jersey · Experience – Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center Eric Wei Managing Partner, RimAsia Capital Partners · BS Mathematics & Economics – Amherst College; MBA – Wharton · Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity Partners Crimson Asia Capital Partners

NASDAQ: NBS | 35 Key Metrics Market Metrics Market Capitalization(1) $150M Enterprise Value(1) $138M Current Price(1) $7.40 52 Week Range(1) $5.00 - $8.90 Float(1) 17.1M Insider Holdings(2) 15.8% Institutional Holdings(2) 6.6% 1) As of August 7, 2013, based on 20.3 million shares outstanding 2) As of August 1, 2013 (Source: FactSet) 3) As of June 30, 2013 (Source: NBS June 30, 2013 10Q) 4) Cash raised through warrant exercises and issuance of stock between July 1, 2013 and August 8, 2013 (Source: NBS June 30, 2013 10Q) Financial Metrics Revenue(3) $6.9M (1H 2013) Cash(3) $14.7M Additional Cash(4) $3.9M Common Shares Outstanding(1) 20.3M Warrants(3) 5.4M (avg. warrant exercise price of $15.55 – mostly callable) Options(3) 2.6M (avg. option exercise price of $11.41)

NASDAQ: NBS | 36 80% Acquired Acquired Stem Cell Technologies, Inc. Acquired CBH (51% of Erye) Acquired Acquired Divested Began partnership with Vatican Phase III Medical Acquired NeoStem, Inc. Over Past 7 Years Accessed $134 Million and Completed 5 M&A Transactions and 1 Divestiture 2006 2007 2009 2010 2011 2012

NASDAQ: NBS | 37 Goal Global Leader in Cell Therapy Regenerative Medicine Largest Cell Therapy Contract Manufacturer Global Leader in the Treatment of Ischemic Diseases Key Player in the Treatment of Autoimmune Diseases Proprietary Technology Platform / Market Changer Present Set Stage for Growth; NASDAQ; Management Team Add New Products / Services; European Expansion Acute Myocardial Infarction (AMI) (Phase 2) Advance R & D of Treg Autoimmune Platform Expand Grant Funding for VSEL™ Research and Development Near-Term Expand Top Line Revenues (PCT); Get Pipeline to Market Global, Scalable Commercial Manufacturing Congestive Heart Failure (CHF) (Phase 1) Type 1 Diabetes (T1D) (Phase 2) Demonstrate Viability of VSEL™ Platform; IND Submission for Bone Future Build Sales and Marketing Capabilities / Partnerships Automation, New Technologies to Improve Profitability Traumatic Brain Injury (TBI) (Pre-Clinical) Steroid Resistant Asthma (SRA) (Pre-Clinical) Select Primary VSEL™ Target Indication; Commence Trials Growth Strategy

NeoStem Milestones

- **Therapeutic Pipeline**
  - Complete enrollment PreSERVE-AMI Phase 2 trial
  - 1st data readout 6-8 months after last patient enrolled
  - Progress towards Phase 1b/2a AMR-001 CHF trial
  - Progress towards VSEL™ human bone growth trials
  - Progress Treg cell program towards Phase 2 trial in type 1 diabetes
- **Commercial Operations**
  - Cell therapy automation project
  - Manufacturing expansion into Europe
  - US commercial manufacturing expansion
  - Product/service expansion transaction(s)

NeoStem NASDAQ: NBS | 38

NASDAQ: NBS | 39 Contact Information NeoStem, Inc. NASDAQ: NBS www.neostem.com Robin Smith, MD, MBA Chairman & CEO Phone: (212) 584-4174 Email: rsmith@neostem.com v4

NASDAQ: NBS | 40 High Prevalence of Ischemic Heart Disease Leading cause of death in the world Nearly 2X the next highest cause of death in high-income countries

NASDAQ: NBS | 41 Intracoronary Delivery of CD34+ Stem Cell Shows Improvement in Physiologic and Clinical Status is Durable (to 5 years) Adapted from Vrtovec et al, Circ Res published online Oct 12, 2012 Controls Stem Cell Group

NASDAQ: NBS | 42 Ex vivo Expanded Human Tregs Show Safety and Potential Efficacy in Early Clinical Trials CD4 SS C CD25 CD 1 2 7 Post-sort nTreg : >90% T effector to nTreg ratio P re -s o rt P o st -s o rt

NASDAQ: NBS | 43 Open Treg Trials • Laport and Negrin, Stanford (NCT01660607) Phase I/II MAHCT w/ TCell Depleted Graft w/Simultaneous Infusion Conventional and Regulatory T Cell (unpublished pers comm) • Gitelman and Bluestone, UCSF (NCT01210664) T1DM Immunotherapy Using CD4+CD127lo/- CD25+ Polyclonal Tregs (unpublished pers comm) • Bykovskaia, Russian State Medical University (NCT01446484) Treatment of Children With Kidney Transplants by Injection of CD4+CD25+FoxP3+ T Cells to Prevent Organ Rejection • Brunstein, UMinn (NCT00602693 and NCT01163201)T-Regulatory Cell and CD3 Depleted Double Umbilical Cord Blood Transplantation in Hematologic Malignancies • Lu, Nanjing Medical University, China, and Blazar, UMinn, USA (NCT01624077) Safety Study of Using Regulatory T Cells Induce Liver Transplantation Tolerance (Treg) Source: Clinicaltrials.gov database

NASDAQ: NBS | 44 Peer Reviewed Treg Publications • Trzonkowski et al., First-in-man clinical results of the treatment of patients with graft versus host disease with human ex vivo expanded CD4+CD25+CD127- T regulatory cells . Clin. Immunol. 2009 • Di Ianni et al., Tregs prevent GVHD and promote immune reconstitution in HLA-haploidentical transplantation. Blood 2011 • Brunstein et al., Infusion of ex vivo expanded T regulatory cells in adults transplanted with umbilical cord blood: safety profile and detection kinetics. Blood 2011 • Marek-Trzonkowska et al., Administration of CD4+CD25highCD127− Regulatory T Cells Preserves β-Cell Function in Type 1 Diabetes in Children. Diabetes Care, 2012 • Marek-Trzonkowska et al., Clinical application of regulatory T cells in type 1 diabetes. Pediatric Diabetes, 2013 (review)